SMARTSERV ONLINE, INC.
                       RESTRICTED STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of December 29, 1998 between SmartServ Online, Inc., a Delaware corporation (the "Company"), and Mario F. Rossi ("Purchaser").

         WHEREAS Purchaser is an employee of the Company whose continued affiliation with the Company is considered to be important for the Company's continued growth; and

         WHEREAS in order to provide Purchaser an opportunity to acquire an equity interest in the Company as an incentive for Purchaser to continue to participate in the affairs of the Company, the Company is willing to sell to Purchaser and Purchaser desires to purchase shares of Common Stock according to the terms and conditions hereof;

         THEREFORE, the parties agree as follows:

              1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company 206,080 shares of the Company's Common Stock (the "Stock") at a price of $2.19885 per share (the "Per Share Purchase Price"), for an aggregate purchase price of $453,139.01. (The Per Share Purchase Price being equal to 110% of the fair market value of the Stock as determined by the average of the high and low sales price for the Stock for the 30 trading days immediately preceding the date of this Agreement.) The purchase price for the Stock shall be paid by a non-recourse promissory note (the "Note") in the form attached hereto as Exhibit A, in the amount of $453,139.01. The Note shall be secured by pledge of the Stock and Purchaser shall be required to execute and deliver a Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement"). If during the time that the Note remains outstanding, the Company sells shares of the Company's Common Stock or other securities convertible into the Company's Common Stock, pursuant to a Change of Control Transaction (as defined below) at a price per share less than the Per Share Purchase Price the aggregate principal amount of the Note shall be automatically reduced to an amount equal the number of shares of Stock multiplied by the per share price at which such securities are to be sold in the Change of Control Transaction (the "Adjusted Principal Amount"). Furthermore, if the Company shall sell shares of the Company's Common Stock or other securities convertible into the Company's Common Stock in a private placement, or one or more related private placements (a "Private Placement"), within six (6) months of this Agreement for an aggregate purchase price in excess of $1,000,000, then the number of shares issued pursuant to this Agreement shall automatically be adjusted (the "Adjustment") in order to ensure that immediately following such Private Placement the Purchaser shall retain three percent (3%) of the outstanding shares of the Company's Common Stock and other securities convertible into the Company's Common Stock on a fully diluted basis. The number of shares of the Company's Common Stock issued pursuant to the Adjustment (the "Additional Shares") shall be set forth on Schedule 1 attached hereto and shall be subject to the same terms and conditions as the Stock and each reference herein to the Stock shall include the Additional Shares, to the extent appropriate.

              2.    REPURCHASE OPTION, PUT OPTION AND RELEASE OF SHARES.

                           (a)      REPURCHASE OPTION AND PUT OPTION.

                           (i) In the event of any voluntary or involuntary termination of Purchaser's employment with the Company (including as a result of death but excluding Purchaser's termination of employment without Cause (as defined below) or for Good Reason (as defined below)) before all shares of the Stock are released from the Company's repurchase option under Section 2(b) below, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of twelve (12) months from such date to repurchase all or any portion of the Stock which has not been released from the repurchase option described in this Section 2 (the "Repurchase Option") at the time of such termination at the original purchase price per share. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his/her executor and, at the Company's option, (A) by delivery to Purchaser or his/her executor with such notice of a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and
                           (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and the payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company.

                           (ii) If Purchaser's employment with the Company is terminated (A) by the Company other than for Cause,
                           (B) as a result of Purchaser's death or Disability (as defined below) or (C) by Purchaser for Good Reason, Purchaser or his/her executor shall have the right to cause the Company to repurchase all Stock at the original purchase price per share (the "Put Option"). The Put Option shall be exercised by Purchaser by written notice to the Company delivered within sixty (60) days of such termination. The repurchase price shall be paid at the Company's option, (A) by delivery to Purchaser or his/her executor within ninety (90) days a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company.

                  (b)       RELEASE OF SHARES FROM REPURCHASE OPTION.

                           (i) Subject to Section 2(b)(ii), 1/36th of the Stock shall be released from the Company's Repurchase Option on the one-month anniversary of this Agreement, and an additional 1/36th of the Stock shall be released on each monthly anniversary of such date thereafter until all shares of the Stock have been released; provided in each case that there has not been any voluntary or involuntary termination prior to each such date of release.

                           (ii) Notwithstanding Section 2(b)(i), all of the stock shall be released from the Company's Repurchase Option in the event that (A) Purchaser terminates his employment for Good Reason (as defined below), (B) the Company terminates the Purchaser's employment with the Company without cause or (C) there is a Change of Control (as defined below)..

                  (c)      CERTAIN DEFINITIONS

                           (i) For purposes of this Agreement, "Cause" shall mean termination of the Purchaser by the Company upon:

                                    (A) the willful and continued failure by the Executive to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board of Directors which specifically identifies the manner in which the Board of Directors believes that the Executive has not substantially performed his duties, and which failure has not been cured within thirty days after such written demand; or

                                    (B) the willful and continued engaging by the Executive in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

                           For purposes of this Subsection (c)(i), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than 51% of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors the Executive was guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this Subsection (c)(i) and specifying the particulars thereof in detail.

                           (ii) For purposes of this Agreement "Change of Control" shall mean Change of Control shall occur if:
                           (i) at any time less than 60% of the members of the Board of Directors shall be individuals who were either (x) Directors on the effective date of this Agreement or (y) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board of Directors) of at least two-thirds of the Directors then still in office who were Directors on the effective date of this Agreement or who were so approved (the "Continuing Directors"); or (ii) the shareholders of the Corporation shall approve an agreement or plan providing for the Corporation to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Corporation will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring corporation or the parent thereof (a "Change of Control Transaction"). (iii) For purposes of this Agreement, "Disability" shall mean that Purchaser, at the time notice of termination is given, has been unable to substantially perform his/her duties under this Agreement for a period of not less than four (4) consecutive months as the result of his/her incapacity due to physical or mental illness.

                           (iv) For purposes of this Agreement, "Good Reason" shall mean the termination of employment by the Executive upon the occurrence of any one of the following events: (i) a material breach by the Company of the Employment Agreement (defined below),
                           (ii) the Company's assignment to Executive of duties inconsistent in any material respect with his position (including status and reporting) or any other diminution of authority, duties or responsibilities, excluding an isolated action by the Company not taken in bad faith and which is remedied by the Company within 15 days after receipt of notice from the Executive, (iii) a Change of Control, other than a Change of Control Transaction that was approved by a majority of the Continuing Directors, or (iv) the relocation of the Executive's principal place of employment to a location more than 50 miles from his principal place of employment on the date of the Employment Agreement (defined below)(unless such relocation is closer to the Executive's Principal residence).

                           (v) For the purposes of this Agreement, "Employment Agreement" shall mean that certain employment agreement by and between the Purchaser and the Company dated as of January 1, 1999.

                           (vi) This Agreement shall not confer upon Purchaser any right with respect to employment by the Company, nor shall it interfere with or affect in any manner the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship with the Company, which right is hereby reserved, subject to the provisions of the Employment Agreement.

              3. STOCK SPLITS, ETC. If, from time to time during the term of this Agreement: (i) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Stock currently subject to the Repurchase Option and other terms of this Agreement. While the aggregate repurchase price payable upon execution of the Repurchase Option shall remain the same after each such event, the repurchase price per share of Stock shall be appropriately adjusted.

              4. RESTRICTION ON TRANSFER. Purchaser shall not, except as contemplated by the Security Agreement, sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock which remain subject to the Repurchase Option. The Company shall not be required (i) to transfer on its books any shares of Stock which shall have purportedly been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any purported transferee to whom such shares shall have been purportedly transferred.

              5.    REGISTRATION RIGHTS

                           (a) Piggy Back Registration Rights. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act") any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to the Purchaser written notice of such determination and, if within 15 days after receipt of such notice, the Purchaser shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Stock not then subject to the Repurchase Option the Purchaser requests to be registered, except that if, in connection with any offering involving an underwriting of the Company's Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Stock with respect to which the Purchaser has requested inclusion hereunder. Any exclusion of the Stock shall be made PRO RATA among the all holders of the Company's Common Stock with similar registration rights seeking to include such shares, in proportion to the number of such shares sought to be included by such holders. No incidental right under this Section 5(a) shall be construed to limit any registration required under Section 5(b). The obligations of the Company under this Section 5(a) may be waived at any time upon the written consent of the Purchaser and shall expire on the 6th anniversary of this Agreement.

                           (b) S-3 Registration Rights. In addition to the rights provided the Purchaser and other holders of the Company's Common Stock with registration rights in Section 5(a) above, if the registration of the Company's Common Stock under the Securities Act can be effected on

                           Form S-3 (or any similar form promulgated by the Commission that permits secondary offerings of securities), then upon the written request of the Purchaser, the Company will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Stock as the Purchaser shall specify; provided, however, that the Company shall not be required to effect more than one registration during any 12-month period pursuant to this Section 5(b).

                           (d) The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Stock is being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide the Purchaser with as many copies of the prospectus contained in any such registration statement as he may reasonably request.

                  6.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                           (a) LEGENDS. The share certificate evidencing the Stock issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

                           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                           (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              7. PURCHASER'S REPRESENTATIONS AND COVENANTS. In connection with the purchase of the Stock, Purchaser hereby represents and warrants to the Company as follows:

                           (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or at least one of its officers, directors or controlling persons, or (ii) by reason of Purchaser's business or financial experience (or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), can be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

                           (b) RESIDENCE. Purchaser's principal residence is within the State of Connecticut and is located at the address indicated beneath Purchaser's signature below.

                           (c) INFORMATION CONCERNING COMPANY. Purchaser has discussed the Company and its plans, operations and financial condition with the Company's officers and has received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock. Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                           (d) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk. Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

                           (e) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

                           (i) The Stock has not been registered under the Securities Act of 1933, as amended, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                           (ii) The Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available. In addition, Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless it is registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                           (f) DISPOSITION UNDER RULE 144. Purchaser understands that:

                           (i) The shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1)) year from the date of payment of the Note (or the applicable portion thereof relating to such shares of Stock), and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions of Rule 144;

                           (ii) That at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale; that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144; and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the one
                           (1) year minimum holding period had been satisfied;
                           and

                           (iii) In the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with Regulation A or another registration exemption will be required; that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales; and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                           (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Purchaser's representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock unless and until:

                           (i) Either:

                                    (A) There is then in effect a Registration
                                    Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with said Registration Statement; or

                                    (B) (1) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Securities Act; and (3) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company, and the Company shall have advised Purchaser of such concurrence; and,

                           (ii) The shares of Stock proposed to be transferred are no longer subject to the Repurchase Option set forth in Section 2 hereof.

                  8.       ARBITRATION.

                           (a) ELECTION OF ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

                           (b) SELECTION OF ARBITRATORS. The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator, and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

                           (c) CONDUCT OF ARBITRATION. Arbitration shall take place in Stamford, Connecticut or any other location mutually agreeable to the parties. Reasonable notice of the time and place of arbitration shall be given to all persons other than the parties as shall be required by law, and such persons or their authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

                           (d) SECRECY OF PROCEEDINGS. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Company or Purchaser and their respective attorneys and their respective experts, who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known.

                           (e) RELIEF. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature (including without limitation such relief as temporary restraining orders or temporary and/or permanent injunctions), and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

              9. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of Connecticut without regard to its choice of laws provisions.

              10.   MISCELLANEOUS.

                           (a) RIGHTS AS SHAREHOLDER. Subject to the provisions and limitations hereof, Purchaser may, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock purchased hereby.

                           (b) FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                           (c) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to Purchaser at his/her address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

                           (d) ASSIGNMENT. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his/her heirs, executors, administrators, successors and assigns. No party to this Agreement may assign its rights and obligations under this Agreement without the prior written consent of the other party.

                           (e) AUTHORIZATION OF TRANSFER. Purchaser hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Stock as to which the Repurchase Option has been exercised from Purchaser to the Company or the Company's assignees.

                           (f) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                           (g) ADVICE OF COUNSEL. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof.

                           (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                           (i) ENTIRE AGREEMENT. This Agreement, the Employment Agreement, the Note and the Security Agreement represent the entire agreement between the parties with respect to the purchase of Common Stock by Purchaser and the vesting thereof, supersedes all prior understandings and agreements, written and oral, with regard thereto, and satisfies all of the Company's obligations to Purchaser with regard to the issuance or sale of securities. This Agreement may be modified or amended only in writing signed by both parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SMARTSERV ONLINE, INC.,                     MARIO F. ROSSI
 a Delaware corporation

By:___________________________              __________________________________
Title:________________________
                                            (Address)

                                            22 Split Rock Road
                                            Trumbull, CT  06611

                                   SCHEDULE 1


Pursuant to Section 1 of the Agreement, the Purchaser received _______ Additional Shares as a result of a Private Placement of _______ shares of __________ by the Company on _______, 1999.

                                   exhibit A

                                 PROMISSORY NOTE

$453,139.01                                                Stamford, Connecticut
                                                           December 29, 1998


         FOR VALUE RECEIVED, Mario F. Rossi promises to pay to SmartServ
Online, Inc., a Delaware corporation (the "Company"), or order, the principal sum of Four Hundred Fifty Three Thousand One Hundred Thirty Nine Dollars and One Cent ($453,139.01), together with interest on the unpaid principal hereof from the date hereof at the rate of 6.75% [such interest equal to one point below the prime rate as of the date of this Note] per annum, compounded annually. Notwithstanding the foregoing, the principal amount of the Note shall be subject to an automatic reduction to the Adjustment Principal Amount pursuant to the terms of the Purchase Agreement (as defined below).

         This Note shall be due and payable in full on December 29, 2003 (the "Due Date"), unless accelerated as provided herein. Upon the termination of the Executive from the Company for Cause, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. In the event that the Executive terminates his employment with the Company for Good Reason, the whole unpaid balance on this Note of principal and interest shall be due and payable upon the earlier of the Due Date or six (6) months from the Date of Termination. Payments of principal and interest shall be made in lawful money of the United States of America.

         The undersigned may at any time prepay without penalty all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of that certain Restricted Stock Purchase Agreement by and between the Company and Mario F. Rossi, dated as of December 29, 1998 (the "Purchase Agreement") and capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith (the "Security Agreement") and is subject to all the provisions thereof.

         This Note is intended to evidence a non-recourse obligation to secure the purchase of the Company's Common Stock pursuant to the Purchase Agreement. Accordingly, this Note shall be without recourse against Mario F. Rossi and no person entitled to payment under this Note shall have any right to his assets other than the collateral given for this Note and earnings attributable to such collateral or the investment of such collateral, if any.

         This Note shall be governed and construed in accordance with the laws of the State of Connecticut.


                                            ___________________________________
                                            Mario F. Rossi
                                    exhibit B

                               SECURITY AGREEMENT


         This Security Agreement is made as of December 29, 1998 between SmartServ Online, Inc., a Delaware corporation ("Pledgee"), and Mario F. Rossi ("Pledgor").


                                    Recitals

         Pursuant to Pledgor's purchase of Stock under the Restricted Stock Purchase Agreement dated December 29, 1998, between Pledgor and Pledgee (the "Purchase Agreement"), and Pledgor's election to pay for such Stock with his promissory note (the "Note"), Pledgor has purchased 206,080 shares of Pledgee's Common Stock (the "Shares") at a price of $2.19885 per share, for a total purchase price of $453,139.01. The Note and the obligations thereunder are as set forth in Exhibit A to the Purchase Agreement.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Purchase Agreement, Pledgor, pursuant to the Connecticut Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Pledgee, who shall hold said certificate subject to the terms and conditions of this Security Agreement.

         The pledged stock shall be held by the Pledgee as security for the repayment of the Note, and the Pledgee shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

             a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

             b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.
         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities the Pledgor and the Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

             a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

             b. Pledgor fails to perform any of the covenants set forth in the Restricted Stock Purchase Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Connecticut Uniform Commercial Code.

         7. Release of Collateral. There shall be released from this pledge a portion of the pledged Shares held by Pledgee here under upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount (or in the event that the initial principal amount on the Note has been adjusted pursuant to Section 1 of the Purchase Agreement, the Adjusted Principal Amount) of the Note.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         12. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         13. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of Connecticut without regard to its conflict of laws provisions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


         "PLEDGOR"                 Mario F. Rossi


                                   ____________________________________________
                                   (signature)

                                    Address:
                                    22 Split Rock Road
                                    Trumbull, CT 06611


         "PLEDGEE"                  SMARTSERV ONLINE, INC.
                                    a Delaware corporation


                                    By:________________________________________
                                    Title:_____________________________________